Exhibit 32.2

       Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of
            the United States Code As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

I, Bud Curley, the Chief Financial Officer of Telesource International, Inc. ("Telesource"), certify that (i) the Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Telesource.


Dated: May 25, 2005                          /s/ Bud Curley
                                             --------------------------------
                                             Bud Curley
                                             Chief Financial Officer
                                             Telesource International, Inc.



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